UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2017

EYEGATE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

271 Waverley Oaks Road Suite 108 Waltham, MA	02452
(Address of principal executive offices)	(Zip Code)

(781) 788-9043

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On November 20, 2017, EyeGate Pharmaceuticals, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“NASDAQ”), notifying the Company that as of November 20, 2017, the Company was not in compliance with NASDAQ Listing Rule 5550(b)(1), as the Company did not maintain a minimum required stockholders’ equity of $2.5 million and did not meet the alternative standards of NASDAQ Listing Rule 5550(b)(2), which requires a market value of the Company’s listed securities (“MVLS”) of at least $35 million for the previous 30 consecutive business days, or NASDAQ Listing Rule 5550(b)(3), which requires the Company to have had net income from continuing operations of at least $500,000 in the latest fiscal year or in two of the last three fiscal years. In accordance with Nasdaq Listing Rule 5810(c)(2)(A)(i), the Company must submit a plan to regain compliance to NASDAQ within 45 calendar days after the date of the letter. If NASDAQ accepts the Company’s plan, the Company will have a period of up to 180 calendar days, or until May 19, 2018, to regain compliance with NASDAQ Listing Rule 5550(b)(1) by reporting stockholders' equity of at least $2.5 million or, alternatively, complying with NASDAQ Listing Rule 5550(b)(2). The notice has no present impact on the listing of the Company’s securities on NASDAQ.

In the event that the Company does not regain compliance with either Listing Rule 5550(b)(1) or Listing Rule 5550(b)(2) prior to the expiration of any compliance period, or if NASDAQ does not accept the Company’s compliance plan, the Company will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. The Company will consider available options to resolve the deficiency and regain compliance with Listing Rule 5550(b)(1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Date: November 22, 2017

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